                                                                   EXHIBIT 10.17


NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE SERIES B PREFERRED STOCK INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE MAKER OF A FAVORABLE OPINION OF ITS COUNSEL, OR SUBMISSION TO THE MAKER OF SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO COUNSEL FOR THE MAKER, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS. THE PAYMENT OF THIS INSTRUMENT, BOTH PRINCIPAL AND INTEREST, AND ALL OTHER INDEBTEDNESS EVIDENCED HEREBY, IS SUBORDINATE, SUBJECT AND MADE JUNIOR IN RIGHT OF PAYMENT TO THE RIGHTS OF OTHER LENDERS TO THE MAKER, INCLUDING COPELCO/AMERICAN HEALTHFUND, INC., ITS SUCCESSORS AND ASSIGNS ("COPELCO"), IN THE MANNER AND TO THE EXTENT PROVIDED FOR IN THE RELATED SUBORDINATION AGREEMENT EXECUTED ON OR ABOUT THE DATE HEREOF BETWEEN THE HOLDER AND COPELCO (THE "SUBORDINATION AGREEMENT").


                           PSYCHIATRIC SOLUTIONS, INC.

                          CONVERTIBLE SUBORDINATED NOTE

$____________                                                        May 5, 2000

         Psychiatric Solutions, Inc., a Delaware corporation ("PSI"), promises to pay to the order of Sunrise Holdings, Inc., a corporation (together with each assignee, donee, successor or transferee thereof, the "HOLDER") at the address listed on the signature page hereto, or at such other address as the Holder of this Note may designate in writing to PSI, or its assigns, the principal sum of ___________________ and __/100 Dollars ($_________) (the "PRINCIPAL AMOUNT")
together with interest on the outstanding Principal Amount at the rate of nine percent (9%) per annum as provided herein (the "NOTE").

         Unless sooner redeemed or converted, all principal and accrued interest shall be paid on May 1, 2005 (the "DUE DATE"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. In the event of any conversions of this Note, as specified herein, accrued interest will be converted or paid in cash at the discretion of PSI.

         Notwithstanding the stated Due Date and subject to the Subordination Agreement with the holders of the Senior Indebtedness; at the option of the Holder, the Note shall mature and all principal and accrued interest shall be and become immediately due and payable upon the happening of any of the following events: (a) the sale, exchange, lease, or other disposition of all or substantially all of the assets or stock of PSI in one transaction or a series of related transactions;

(b) any "change of control," or (c) an initial public offering by PSI of its securities. A "change of control" shall be deemed to have occurred upon the acquisition of at least fifty percent (50%) of the equity interest in PSI by a person or entity and its respective affiliates other than a presently existing officer and/or his affiliates of PSI or a presently existing director and/or his affiliates of PSI.

         This Note shall not be prepayable, in part or whole, to the extent provided for in the Subordination Agreement.

1.       CONVERSION.

         1.1 The Holder of this Note shall have the right, at such Holder's option, at any time until April 30, 2004, to convert, in whole or in part, the unpaid principal balance of this Note, in increments of $1,000 Principal Amount, into that number of fully paid and nonassessable shares of Series B Preferred Stock of PSI based on the following conversion prices:

                           Conversion Date               "Conversion Price"
                           ---------------               ------------------
                  May 1, 2000 - April 30, 2001           $2.00 per share
                  May 1, 2001 - April 30, 2002           $2.33 per share
                  May 1, 2002 - April 30, 2003           $2.67 per share
                  May 1, 2003 - April 30, 2004           $3.00 per share

         1.2 The Holder of this Note may exercise the conversion right provided in this Section by giving written notice ten (10) days prior to conversion (the "CONVERSION NOTICE") to PSI of the exercise of such right and stating the Principal Amount being converted and the name or names in which the stock to be issued and the address to which such stock shall be delivered.

         1.3      Conversion shall be deemed to have been effected on the tenth
(10th) day following the date the Conversion Notice is given (the "CONVERSION DATE").

         1.4 In the event of the issuance by PSI of any Series B Preferred Stock with proceeds to PSI of less than One and 50/100 Dollars ($1.50) per share, or any recapitalization, stock split or stock dividend of PSI, at such time as this Note, or any portion hereof, remains convertible, appropriate adjustment shall be made in the Conversion Price per share to be paid so as to maintain the proportionate interest represented herein.

         1.5 In case of any capital reorganization, or reclassification of the capital stock of PSI (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock distribution or split, or the consolidation or merger of PSI with or into another person or entity (other than a consolidation or merger in which PSI is the continuing entity)) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of PSI, this Note shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, consolidation, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock


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

or other securities or property of PSI or of the entity resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the entity whose securities were exchanged for those of PSI to which the Holder of the number of shares of stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, consolidation, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of this Note would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, exchange, lease transfer or other disposition or share exchange. The provisions of this Section 1.5 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, exchanges, leases, transfers or other dispositions.

         1.6 Whenever the Conversion Price shall be adjusted as provided herein, PSI shall prepare and send to the Holder of this Note a statement, signed by the chief financial officer of PSI, certifying the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.

         1.7 In the event PSI shall propose to take any action of the types described in Section 1.5 hereof, PSI shall give notice to the Holder of this Note, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of ten (10) days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Note.

         1.8 PSI shall pay all documentary, stamp or other transactional taxes (excluding any federal, state or local income tax) and charges attributable to the issuance or delivery of PSI stock upon conversion; provided, however, that PSI shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such stock in a name other than the record Holder of this Note.

         1.9 PSI shall at all times authorize the issuance of PSI stock and the admission, with full voting rights, or the Holder as a shareholder of PSI upon any conversion of this Note.

2. SUBORDINATION; RESTRICTION ON SERIES B PREFERRED STOCK DIVIDENDS AND DISTRIBUTIONS.

         2.1 The payment of this Note, both principal and interest, is subordinate, subject to and made junior in right of payment to the rights of Copelco in the manner and to the extent provided for in the Subordination Agreement.

         2.2 PSI shall make no distributions or dividends of cash or property to holders of its Series A or B Preferred Stock, common stock, or any other class of equity, so long as any amount of principal or interest remains due and payable to Holder pursuant to the terms of this Note;

provided that this Section 2.2 is not intended and shall not be construed to preclude any events described in, and in conformance with, Sections 1.4 or 1.5 above.

3.       DEFAULT.

         3.1 The entire unpaid balance of the Principal Amount and all interest accrued and unpaid on this Note shall, at the election of the Holder, be and become immediately due and payable upon the occurrence of any of the following events (each a "DEFAULT EVENT"):

                  3.1.1 The non-payment by PSI when due of principal and interest or of any other payment as provided in this Note, unless such delinquent payment is cured within ten (10) days following delivery of notice from the Holder.

                  3.1.2 Default with respect to Copelco or any other secured creditor of PSI unless any such monetary default is cured within thirty (30) days or any nonmonetary default is cured within forty-five (45) days. Provided, however, PSI shall have the right to dispute in good faith any such claims of default but such dispute will not affect the Default Event hereunder.

                  3.1.3 If PSI (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for PSI or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute; (v) has any judgment entered against it in excess of One Hundred Thousand Dollars ($100,000) in any one instance or in the aggregate during any consecutive twelve (12) month period or has any attachment or levy made to or against any of its property or assets, and such judgment is final and all appeals have been exhausted; or (vi) has assessed or imposed against it, or if there shall exist any general or specific lien for any federal, state or local taxes or charges against any of its property or assets.

                  3.1.4 Any failure by PSI to issue and deliver shares of its Series B Preferred Stock as provided herein upon conversion of this Note.

         3.2 Upon the occurrence of a Default Event, the indebtedness evidenced by this Note shall bear interest at the lesser of three percentage points (3%) in excess of the applicable interest rate on the Note per annum or the highest lawful rate. The Holder shall be entitled to collect all costs and expenses of collection and/or suit, including, but not limited to reasonable attorneys' fees.

         3.3 Each right, power or remedy of the Holder hereof upon the occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the Holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder hereof of any or all such other rights, powers or remedies. Notwithstanding the foregoing, in the event PSI and/or its affiliates have or pursue a claim against Holder, PSI shall not be entitled to set off the amount of such claim against any amounts due and owing Holder hereunder absent Holder's prior consent or the entry of a final judgment, decree or order of a court of competent jurisdiction over such matter.

4. FAILURE TO ACT AND WAIVER. No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a default for failure to effect such payment of any such other amount. The failure of the Holder of this Note to give notice of any failure or breach of PSI under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

5. TRANSFER. This Note may be transferred by the Holder without the consent of PSI, but subject to the restrictive legend contained herein. In the event of any said transfer, the Note shall be transferred on the books of PSI only by the registered Holder hereof or by its attorney duly authorized in writing or by delivery to PSI of a duly executed assignment. PSI shall be entitled to treat any Holder of record of the Note as the Holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas. No transfer shall be made, however, unless the transferee expressly acknowledges to the holders of the Senior Indebtedness, in writing, that it agrees to be bound by all of the terms hereof.

6. NOTICES. All notices and communications under this Note shall be in writing and shall be either delivered via facsimile or in person or accompanied by a signed receipt therefore or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed to PSI at its principal executive office and to Holder at the address listed on the signature page hereto or such other actual address of Holder known to PSI's Chief Financial Officer. Any notice of communication shall be deemed given and received as of the date of such delivery or mailing.

7. USURY. Regardless of any provisions contained in this Note or in any other documents and instruments referred to herein, Holder shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on this Note any amount in excess of the Highest Lawful Rate, and in the event Holder ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this
Note is paid in full, any remaining excess shall forthwith be paid to PSI. "HIGHEST LAWFUL RATE" shall mean the maximum non-usurious interest rate, if any, at any time or from time to time may be contracted for, taken, reserved, charged or received on the total indebtedness due under this Note under the Laws of the United States and the State of Tennessee applicable thereto which are presently in effect or, to the extent allowed by such applicable laws of the United States or the state of Tennessee, which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. In determining whether or not interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, PSI and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of this Note so that the interest is uniform throughout the entire term hereof.

8.       HOLDER'S REPRESENTATIVE.

         8.1 In order to administer efficiently the implementation of this Note by the Holder, the Holder hereby designates Hunt Capital Group, LLC as its representative (the "HOLDER'S REPRESENTATIVE").

         8.2 The Holder hereby authorizes the Holder's Representative (i) to take all action necessary in connection with the implementation of this Note on behalf of Holder or the settlement of any dispute, (ii) to give and receive all notices required to be given under this Note, and (iii) to take any and all additional action as is contemplated to be taken by or on behalf of the Holder by the terms of this Note.

         8.3      By its execution of this Note, the Holder agrees that:

                  8.3.1 PSI shall be able to rely conclusively on the instructions and decisions of the Holder's Representative as to any actions required or permitted to be taken by the Holder or the Holder's Representative under this Note, and no party hereunder shall have any cause of action against PSI for any action taken by PSI in reliance upon such instructions or decisions of the Holder's Representative; and

                  8.3.2 all actions, decisions and instructions of the Holder's Representative shall be conclusive and binding upon Holder and Holder shall have no cause of action against Holder's Representative for any action taken, decision made or instruction given by the Holder's Representative under this Note except for fraud or willful breach of this Note by the Holder's Representative.

9. GOVERNING LAW; VENUE. This Note shall be governed by an construed and enforced in accordance with the laws of the State of Tennessee. Further, as a specifically bargained inducement for the holders of the Senior Indebtedness to extend credit to PSI, and after having the opportunity to consult counsel, the parties agree that the courts located in Davidson County, Tennessee shall have subject matter and personal jurisdiction to enforce the terms of this Note and venue to enforce the terms of this Note shall be proper in Nashville, Davidson County, Tennessee.

         IN WITNESS WHEREOF, PSI has caused this Note to be duly executed.

                                     PSYCHIATRIC SOLUTIONS, INC.



                                     By: /s/ Steven T. Davidson
                                         ---------------------------------------
                                             Steven T. Davidson, Vice President

TERMS OF SUBORDINATION
ACKNOWLEDGED AND AGREED:

SUNRISE HOLDINGS, INC.



By:
    --------------------------------


Holder's Address:

------------------------------------

------------------------------------

------------------------------------


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